FAT BRANDS

FRESH. AUTHENTIC. TASTY.

INVESTOR PRESENTATION

OCTOBER 4, 2023

FATBURGER
FAZOLI'S
ROUND TABLE PIZZA ROYALTY
TWIN PEAKS EATS • DRINKS • SCENIC VIEWS
SMOKEY BONES

Johnny Rockets
GREAT AMERICAN cookies
ELEVATION BURGER
Marble SLAB CREAMERY
native grill & wings
HOT DOG ON A STICK

PRETZELMAKER BITE-SIZED FUN. FULL-SIZED FLAVOR.
HURRICANE GRILL & WINGS
PONDEROSA STEAKHOUSE
BONANZA STEAKHOUSE
Buffalo's CAFE | EXPRESS
YALLA



GREAT AMERICAN
WITH A TWIST!
ROUND TABLE PIZZA ROYALTY
FATBURGER

LEGAL DISCLAIMER

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company's ability to open stores in the development pipeline, and the Company's ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

COMPANY OVERVIEW


Johnny ROCKETS

FAT BRANDS IS A GLOBAL RESTAURANT FRANCHISING COMPANY

FAT Brands Inc. ("FAT Brands", or the "Company") is a leading multi-brand restaurant franchising company

- Public company (NASDAQ: FAT) that develops, acquires and markets quick-service, fast casual, casual dining and polished casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model


Global Restaurant Franchising Company


Asset-Light Business Model
ELEVATION BURGER


Growth Driven by Organic Measures and Synergistic Acquisitions


Opportunities to Eliminate Overhead by Consolidating Acquisitions onto FAT Platform


Proven History of Acquiring & Integrating Brands onto FAT Platform


Significant Management Team Depth and Expertise

Q2 2023 PLATFORM SNAPSHOT

FAT Brands Portfolio of Restaurants Continues to Expand and Has Global Reach

18 Brands	~2,300 Worldwide Locations(1)
40 Countries	48 U.S. States
~95% Franchised Locations	~80% Domestic Locations
750+ Franchise Partners	300+ Multi-Unit Franchise Partners
1,000+ Unit Development Pipeline	



Existing FAT Brands locations

FAT BRANDS FRESH. AUTHENTIC. TASTY.

(1) Includes open locations and locations under construction as of June 25, 2023 as well as Smokey Bones.

DIVERSIFIED PORTFOLIO OF RESTAURANT CONCEPTS

YTD Q2 2023 Systemwide Sales Breakdown by Category

28.2% Quick Service

- FAZOLI'S
- MARBLE SLAB CREAMERY
- GREAT AMERICAN COOKIES
- PRETZELMAKER

9.4% Casual Dining

- HURRICANE GRILL & WINGS
- PONDEROSA & BONANZA STEAKHOUSES
- BUFFALO'S CAFE
- NATIVE GRILL & WINGS



QSR
Polished Casual
Fast Casual

39.5% Fast Casual

- JOHNNY ROCKETS
- ROUND TABLE PIZZA
- FATBURGER
- HOT DOG ON A STICK
- ELEVATION BURGER

22.9% Polished Casual

- TWIN PEAKS

MANUFACTURING & PRODUCTION FACILITY

40,000 sq.ft. facility in Atlanta, GA, produces cookie batter and dry pretzel mix for franchisees

- Acquired facility as part of the GFG transaction
- Vertically integrated facility supplies Great American Cookies and Marble Slab Creamery franchisees with cookie dough, dry pretzel mix, and ancillary items
  - Manages entire supply chain from bulk ingredient ordering, to manufacturing and distribution
  - Produces over 9 million pounds of cookie dough batter per year and 3.5 million pounds of dry pretzel mix
- High profit margin business with ~60% excess capacity
- Actively pursuing strategic initiatives to increase throughput at the factory via (i) organic growth of Great American Cookies and Pretzelmaker brands and (ii) third-party contract manufacturing opportunities
- On May 25, 2022, announced the acquisition of franchised Nestle® Toll House® Café by Chip® locations which will further increase utilization of the manufacturing and production facility as these locations re-brand to Great American Cookies



Factory Revenues
$8,179k
$9,165k
$8,570k
$9,686k
$7,839k
$8,916k
Q1
Q2
Q3
Q4
FY 2022
FY 2023

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts


Public
Relations


Staff
Training


Site
Selection


Digital &
Media Strategy


Marketing &
Advertising


Financial
Planning


Supply
Chain


Restaurant
Design

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

PRUDENT ACQUISITION STRATEGY

Disciplined and selective approach to evaluate potential targets with a focus on brands with a proven track record of long-term, sustainable and profitable operating performance

- Fund acquisitions with a combination of cash-on-hand, proceeds from securitization vehicles and the equity capital markets

Tuck-In Acquisitions	Standalone High-Growth Acquisitions
• Similar to existing concept or category in the FAT portfolio • Leverage existing FAT infrastructure to realize cost synergies by eliminating redundant overhead • Franchise partners benefit from FAT's purchasing power	• High growth concepts with strong development pipelines • Management team remains in place to ensure continued success • At the time of acquisition, Twin Peaks and Fazoli's had a combined pipeline of ~200 units to be built which has since grown to over 250 units

Q2 2023

HIGHLIGHTS


FATBURGER

YTD Q2 2023 HIGHLIGHTS


4.6% Sales Growth (1)
YTD Q2 2023 v YTD Q2 2022
System-Wide


1.9% SSS Growth (2)
YTD Q2 2023 v YTD Q2 2022
System-Wide


$1,132.5mm
System-Wide Sales
YTD Q2 2023


66 New Store Openings
YTD Q2 2023 (3)


$212.5mm Total Revenue
Q2 2023


$42.3mm Adj. EBITDA (4)
Q2 2023

(1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

(2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year.

(3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

(4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

YTD Q2 2023 VS. YTD Q2 2022

Royalties



$42.6mm
$45.2mm
YTD Q2 2022
YTD Q2 2023

Revenue



$200.2mm
$212.5mm
YTD Q2 2022
YTD Q2 2023

Systemwide Sales



$1,083.2mm
$1,132.5mm
YTD Q2 2022
YTD Q2 2023

Adj. EBITDA (1)



$44.6mm
$42.3mm
YTD Q2 2022
YTD Q2 2023

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

2023 STRATEGIC FOCUS

Accelerate Build-Out of 1,000+ Unit New Store Pipeline $60mm of Potential EBITDA Growth

Maintain Strong Liquidity

Grow Factory Production to Utilize ~60% Excess Capacity via Expanded Organic Channels & 3rd Party Dough & Mix Manufacturing

Drive Adj. EBITDA Growth ~$10mm p.a. Incremental Growth from New Stores ~$5mm from Factory

Continue to Build Net Asset Value for Future Liquidity (Debt Reduction) Event

Realize Purchasing Savings from ~$600mm in Purchasing Power Effectively Reducing Costs

EXPERIENCED MANAGEMENT TEAM

Management Team

Ken J. Kuick | Co-CEO & Chief Financial Officer
Noodles & Company, VICI Properties, Caesars Entertainment
Rob Rosen | Co-CEO & Head of Debt Capital Markets
Black Diamond Capital Management, Fleet Bank, Kidder Peabody
Thayer Wiederhorn | Chief Operating Officer
10+ years w/ Fog Cutter Capital and Fatburger
Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger
Mason Wiederhorn | Chief Brand Officer
10+ years w/ Fog Cutter Capital and Fatburger
Allen Sussman | Executive Vice President & General Counsel
Partner Loeb & Loeb LLP
Jenn Johnston | Chief Marketing Officer
Global Franchise Group, NexCen Franchise Management
Joe Hummel | CEO Twin Peaks, President Polished Casual Division
Twin Peaks, La Cima Restaurants, Hooters, Naturally Fresh
Jake Berchtold | COO Fast Casual Division
15+ years w/ Fatburger
Allison Lauenstein | President QSR Division
Global Franchise Group, Dunkin' Brands, Hyatt Hotels
Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP
Doug Bostick | President Fazoli's
20+ years w/ Fazoli's, Wendy's, Dairy Queen
David Pear | President Round Table Pizza
Desert De Oro Foods, Del Taco, Yum! Brands, Domino's Pizza
Ron Roe | Senior Vice President of Finance
Fog Cutter Capital, Piper Jaffray
Donald J. Berchtold | Chief Concept Officer
20+ years w/ Fog Cutter Capital
Michael G. Chachula | Chief Information Officer
The Coffee Bean & Tea Leaf®, IHOP® Restaurants

Board of Directors

Andrew A. Wiederhorn | Chairman
Founder of FAT Brands, Fog Cutter Capital, Wilshire Financial Services
John S. Allen | Director
Pacific Way Bakery & Café
Donald J. Berchtold | Director
20+ years w/ Fog Cutter Capital
Lynne Collier | Director
ICR, Canaccord Genuity, Loop Capital
Tyler Child | Director
JMP Securities LLC, Banc of America Securities LLC, Montgomery Securities
Mark Elenowitz | Director
Horizon Fintex, Upstream, Digital Offering, BANQ®
James G. Ellis | Director
Dean of Marshall School of Business at University of Southern California
Peter R. Feinstein | Director
SHAC, LLC, Sugar Factory, El Dorado Cantina, Country Star Restaurants
Matthew H. Green | Director
Peninsula Capital
John C. Metz | Director
Franchisee of Denny's, Wahoo Seafood Grill, Hurricane Dockside Grill
Carmen Vidal | Director
15+ years w/ Fatburger
Mason Wiederhorn | Director
10+ years w/ Fog Cutter Capital and Fatburger
Taylor Wiederhorn | Director
10+ years w/ Fog Cutter Capital and Fatburger
Thayer Wiederhorn | Director
10+ years w/ Fog Cutter Capital and Fatburger

SUMMARY OF INVESTMENT HIGHLIGHTS


Global Restaurant Franchising Company


Asset-Light Business Model


Growth Driven by Organic Measures & Synergistic Acquisitions


Opportunities to Eliminate Overhead by Consolidating Brands onto FAT Platform


Proven History of Acquiring and Integrating Brands onto FAT Platform


Significant Management Team Depth and Expertise

APPENDIX



FAT BRANDS

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP") and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted net loss," a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non-GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix.

"Same-store sales growth" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year.

"System-wide sales growth," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

EQUITY CAPITALIZATION [1]

	Ticker	Shares	Liquidation Preference	WAEP
Series B Preferred Stock:	NASDAQ: FATBP	7,575,079	$189,376,475	N/A
Common Stock: [2]	NASDAQ: FAT NASDAQ: FATBB	15,495,709 (Class A) 1,270,805 (Class B)	N/A	N/A
Options:	N/A	2,916,198	N/A	$9.44
Warrants:	NASDAQ: FATBW	1,156,158	N/A	$3.09

(1) As of September 24, 2023
(2) Excludes 241,204 shares of Common Stock issuable upon conversion of a convertible subordinated promissory note issued to the sellers of Elevation Burger, which conversion right is exercisable at $12.00 per share and is subject to certain adjustments and restrictions

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

(In thousands)	Thirteen Weeks Ended June 25, 2023	Thirteen Weeks Ended June 26, 2022	Twenty-Six Weeks Ended June 25, 2023	Twenty-Six Weeks Ended June 26, 2022
Revenue				
Royalties	$ 22,751	$ 21,665	$ 45,236	$ 42,563
Restaurant sales	62,778	60,044	125,379	118,121
Advertising fees	9,668	9,568	19,019	18,929
Factory revenues	9,686	8,570	18,851	16,749
Franchise fees	763	1,295	1,565	2,009
Other revenue	1,118	1,643	2,405	1,817
Total revenue	106,764	102,785	212,455	200,188
Costs and expenses				
General and administrative expense	9,947	20,841	38,362	45,437
Cost of restaurant and factory revenues	59,502	49,846	118,589	104,644
Depreciation and amortization	7,061	6,711	14,177	13,181
Refranchising loss	179	453	338	1,001
Acquisition costs	—	135	—	383
Advertising fees	11,610	11,596	22,137	21,853
Total costs and expenses	88,299	89,582	193,603	186,499
Income from operations	18,465	13,203	18,852	13,689
Other (expense) income, net				
Interest expense	(20,008)	(18,998)	(45,098)	(38,026)
Interest expense related to preferred shares	(4,311)	(4,715)	(9,354)	(6,714)
Other income, net	109	2,071	265	3,381
Total other expense, net	(24,210)	(21,642)	(54,187)	(41,359)
Loss before income tax provision (benefit)	(5,745)	(8,439)	(35,335)	(27,670)
Income tax provision (benefit)	1,346	(251)	3,882	4,273
Net loss	$ (7,091)	$ (8,188)	$ (39,217)	$ (31,943)
Net loss	$ (7,091)	$ (8,188)	$ (39,217)	$ (31,943)
Dividends on preferred shares	(1,615)	(1,661)	(3,381)	(3,314)
	$ (8,706)	$ (9,849)	$ (42,598)	$ (35,257)
Basic and diluted loss per common share	$ (0.53)	$ (0.60)	$ (2.58)	$ (2.15)
Basic and diluted weighted average shares outstanding	16,522,379	16,405,108	16,521,590	16,396,896
Cash dividends declared per common share	$ 0.14	$ 0.13	$ 0.28	$ 0.26

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
(In thousands)	June 25, 2023	June 26, 2022	June 25, 2023	June 26, 2022
Net loss	$ (7,091)	$ (8,188)	$ (39,217)	$ (31,943)
Interest expense, net	24,319	23,713	54,452	44,740
Income tax provision (benefit)	1,346	(251)	3,882	4,273
Depreciation and amortization	7,061	6,711	14,177	13,181
EBITDA	25,635	21,985	33,294	30,251
Bad debt expense	(13,106)	239	(12,071)	423
Share-based compensation expenses	477	1,934	1,572	4,046
Non-cash lease expenses	293	457	674	741
Acquisition costs	—	134	—	383
Refranchising loss	179	453	338	1,001
Litigation costs	6,924	4,308	14,668	7,264
Severance	1,036	—	1,036	526
Net loss related to advertising fund deficit	1,688	—	2,773	10
Pre-opening expenses	11	—	40	—
Adjusted EBITDA	$ 23,137	$ 29,510	$ 42,325	$ 44,645

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Income (Loss) Reconciliation

(In thousands, except share and per share data)	Thirteen Weeks Ended June 25, 2023	Thirteen Weeks Ended June 26, 2022	Twenty-Six Weeks Ended June 25, 2023	Twenty-Six Weeks Ended June 26, 2022
Net loss	$ (7,091)	$ (8,188)	$ (39,217)	$ (31,943)
Refranchising loss	179	453	338	1,001
Acquisition costs	—	134	—	383
Litigation costs	6,924	4,308	14,668	7,264
Severance	1,036	—	1,036	526
Tax adjustments, net (1)	1,907	146	1,762	(1,417)
Adjusted net income (loss)	$ 2,955	$ (3,147)	$ (21,413)	$ (24,186)
Net loss	$ (7,091)	$ (8,188)	$ (39,217)	$ (31,943)
Dividends on preferred shares	(1,615)	(1,661)	(3,381)	(3,314)
	$ (8,706)	$ (9,849)	$ (42,598)	$ (35,257)
Adjusted net income (loss)	$ 2,955	$ (3,147)	$ (21,413)	$ (24,186)
Dividends on preferred shares	(1,615)	(1,661)	(3,381)	(3,314)
	$ 1,340	$ (4,808)	$ (24,794)	$ (27,500)
Loss per basic and diluted share	$ (0.53)	$ (0.60)	$ (2.58)	$ (2.15)
Adjusted net income (loss) per basic and diluted share	$ 0.08	$ (0.29)	$ (1.50)	$ (1.68)
Weighted average basic and diluted shares outstanding	16,522,379	16,405,108	16,521,590	16,396,896

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

CONTACT

INVESTOR RELATIONS:

ICR
MICHELLE MICHALSKI
IR-FATBRANDS@ICRINC.COM
646-277-1224

MEDIA RELATIONS:

FAT BRANDS
ERIN MANDZIK
EMANDZIK@FATBRANDS.COM
860-212-6509